AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY OPERATING AGREEMENT
OF
TRIMARAN POLLO PARTNERS, L.L.C.

This AMENDMENT NO. 1 (this “Amendment”) to the Second Amended and Restated Limited Liability Company Operating Agreement (the “Agreement”) of Trimaran Pollo Partners, L.L.C. (the “Company”) is entered into as of this 26th day of December, 2007 by and among the parties whose names are set forth on Schedule A hereto. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to such term in the Agreement (as defined below).

RECITALS

WHEREAS, on March 8, 2006, the Company entered into the Second Amended and Restated Limited Liability Company Operating Agreement with the members listed in Schedule A thereto;

WHEREAS, Section 13.04 of the Agreement provides that the Agreement may be amended or modified with the approval of Trimaran and each Investor Member, respectively; and

WHEREAS, in connection with the closing under the Unit Purchase Agreement (the “Unit Purchase Agreement”) consummated on the date hereof by and among the Company, FS Equity Partners V, L.P. (“FSEP V”), FS Affiliates V, L.P. (“FSA V”) and Peter Starrett, (“Starrett” and collectively with FSEP V and FSA V, “FS”), Chicken Acquisition Corp., EPL Intermediate, Inc. and El Pollo Loco, Inc., Trimaran and each Investor Member desire to amend the Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the other signatories hereto, intending to be legally bound hereby, agree as follows:

1. Amendments.

1.1.      CAC Board.

1.1.1. Section 3.04 of the Agreement shall be amended to read in its entirety as follows:

(a)	The board of directors of CAC (the “CAC Board”) shall consist of a total of 11 directors. Except as provided by Section 3.04(c) below, the Managing Member may cause the Company to change the total number of directors comprising the CAC Board, to designate or change the class and voting power of such directors, to appoint any additional directors to the CAC Board and to fill any vacancies on the CAC Board. The Company shall take all Necessary Action to cause any decision of the Managing Member pursuant to the preceding sentence to be effectuated as the Managing Member deems appropriate.

(b)
All directors on the CAC Board shall be designated by the Trimaran Vehicles, except as provided in Section 3.04(c) below. All Persons designated to the CAC Board by the Trimaran Vehicles shall be “Trimaran Directors” and all others (including those designated pursuant to Sections 3.04(c) and 3.04(e) below) shall be “Non-Trimaran Directors.”  Subject to Section 3.04(c), the Non-Trimaran Directors shall initially include one designee of American Securities.  All Persons to be elected as Trimaran Directors shall be designated by the Trimaran Vehicles, in a manner specified by the Managing Member.  The Company and the Managing Member shall take all Necessary Action to cause the election of any Persons properly designated as Trimaran Directors or Non-Trimaran Directors.

(c)
For so long as an Investor Member (together with its Affiliates) holds at least 15% of the aggregate number of Membership Units outstanding, such Investor Member shall have the right, but not the obligation, to designate one (1) Person to be elected as a Non-Trimaran Director, and the Company shall take all Necessary Action to cause the election of such Person as a Non-Trimaran Director; provided, however: (i) American Securities shall have the right, but not the obligation, to elect (or have elected by the Members) one Person to the CAC Board (which Person shall initially be Glenn Kaufman) until such time as American Securities no longer holds Membership Units; provided further, however, that upon consummation of an IPO, such right shall remain until such time as American Securities holds less than its Threshold Interest Amount, (ii) FS shall have the right, but not the obligation, to elect (or have elected by the Members) one Person (the “FS Director”) to the CAC Board (which Person shall initially be John M. Roth) until such time as FS collectively holds less than 5% of the aggregate number of Membership Units outstanding, and (iii) until such time as FS holds less than 5% of the aggregate number of Membership Units, the Managing Member shall not change the class or voting power of the members of the CAC Board in a manner that materially adversely affects the FS Director without the consent of FSA V and FSEP V.

(d)
Notwithstanding anything to the contrary herein, any Non-Trimaran Director shall be reasonably acceptable to the Managing Member (it being understood that Glenn Kaufman, David L. Horing, Michael G. Fisch, John M. Roth, Jon D. Ralph and Benjamin D. Geiger are reasonably acceptable to the Managing Member). The Company and the Managing Member shall take all Necessary Action to cause the election of any Non-Trimaran Director pursuant to the foregoing.

(e)	The Company shall take all Necessary Action to cause the election of the chief executive officer of EPL Holdings, Inc. as a Non-Trimaran Director.

(f)
Persons serving on the CAC Board or the boards of other Subsidiaries of the Company shall be reimbursed for reasonable, documented travel expenses incurred in connection with attendance at applicable board meetings.

(g)
The board of directors of each Material Subsidiary shall (i) consist of the same proportion of Trimaran Directors and Non-Trimaran Directors as that of the CAC Board and (ii) be elected and appointed in the same manner as the CAC Board, with each Investor Member that has the right to designate a member of the CAC Board having the right to designate a member of the board of directors of each Material Subsidiary. The Managing Member shall amend Schedule D to reflect any additional Material Subsidiaries. The Company shall use its reasonable best efforts to provide that directors and officers liability insurance maintained by CAC, and indemnification rights applicable to CAC directors, shall be similarly maintained or provided, as applicable, to Members serving in their capacities as directors of Material Subsidiaries.

(h)	The Continental Member and FS, for so long as FSEP V or FSA V continues to hold Membership Units, shall have observer rights with respect to CAC Board meetings.

(i)
Until such time as FS holds less than 15% of the aggregate number of Membership Units or (i) the FS Director shall be entitled to serve on the Compensation Committee of each of the CAC Board and of the board of directors of each Material Subsidiary and (ii) FS shall have observer rights with respect to any other committee of each of the CAC Board and of the board of directors of each Material Subsidiary.

1.2.     Schedules A, B and C.

1.2.1. Schedules A, B and C of the Agreement shall be amended in their entirety to read as set forth in such Schedules hereto, respectively.  Upon the First Closing under the Unit Purchase Agreement, by executing and delivering this Amendment, each of FSEP V, FSA V and Peter Starrett shall hereby become a party to, and agrees to be bound and comply with the provisions of the Agreement, as amended hereby, as a “Member” as that term is defined in the Agreement, as if the undersigned had entered into the Agreement, as amended, as an original party thereto in the capacity of a “Member,” including, without limitation, for purposes of making the representations set forth in Article XII of the Agreement, provided that the representation in Section 12.01(n) does not apply to the Unit Purchase Agreement which FS may rely upon, to the extent permitted thereunder, in connection with its purchase of Units, and FSA V does not make the representation that it is a Qualified Purchaser pursuant to Section 12.01(f).

1.3.    Section 3.06 of the Agreement shall be amended to add the following at the end of said Section:

The Members hereby acknowledge and agree that CAC, Trimaran Fund Management, L.L.C. and Freeman Spogli & Co. V, L.P. will enter into an Amendment No. 1 to  Monitoring and Management Agreement (the “Management Agreement”), the form of which is attached as Schedule D hereto.

1.4.	Section 5.01(c) of the Agreement shall be amended in its entirety to read as follows:
(c)

In the event the Managing Member distributes non-Marketable Securities to any Member pursuant to the terms of this Agreement, other than (i) Newly Issued Securities, (ii) any securities distributed in connection with a dissolution of the Company (other than a dissolution pursuant to Section 11.01(a)(i)), or (iii) any securities distributed pursuant to Section 5.01(f) of this Agreement, such Member shall enter into a stockholders agreement with the Managing Member (or its designee) in respect of such non-Marketable Securities (A) containing substantially the same terms and conditions as set forth in Articles VII, VIII, and XIII, and Sections 9.04, 5.01(f), and 3.04 hereof, (B) providing that the right to vote such non-Marketable Securities shall remain with the Company or, if the Company has been dissolved, shall lie with the Managing Member and (C) in the event that such non-Marketable Securities are distributed to the limited partners of the any of the Trimaran Vehicles, containing no greater restrictions on such Member than apply to the non-Marketable Securities that are held by the limited partners of such Trimaran Vehicle. Any such agreement shall terminate upon the earlier of (i) the time that the Managing Member (or its Affiliates) no longer Controls, directly or indirectly, CAC, and (ii) the sixth anniversary of an IPO.

1.5.	Section 5.01 of the Agreement shall be amended to add the following provision at the end of such section:
(f)

Beginning (i) two (2) years following the consummation of a Qualified Public Offering (as defined in the Stockholders Agreement), or (ii) any time after the value of common stock of CAC, based on any daily closing price, previously sold to the public pursuant to a registration statement or pursuant to Rule 144 under the Securities Act, exceeds $100 million, but not before two (2) years after an IPO, (iii) on the date on or after an IPO on which the Trimaran Vehicles shall have Transferred, directly or indirectly, Membership Units or shares of CAC common stock representing more than fifty percent (50%) of the number of shares of CAC common stock Beneficially Owned by the Trimaran Vehicles as of the date hereof, FS shall be entitled to receive a pro rata distribution of the shares of CAC common stock held by the Company in proportion to its ownership of membership interests in the Company for subsequent resale in compliance with applicable securities laws and with the Stockholders Agreement. In the event that FS receives any distribution of shares pursuant to the foregoing, FS agrees that it shall (i) execute a supplementary agreement pursuant to Article IX of the Stockholders Agreement adding FS as an Additional Stockholder under such agreement and (ii) comply with any customary requests by underwriters with respect to lockup or similar arrangements with securityholders to the extent major stockholders are similarly bound. Any distribution to FS pursuant to this Section 5.01(f) shall be in termination of its entire collective interest in the Company, subject to its rights pursuant to Article X which shall continue in full force and effect with respect to any period prior to such distribution during which FS was a Member of the Company.  In the event that any Affiliate of CAC completes an IPO prior to any distribution pursuant to Section 5.01(f) of this Agreement, each of the Company and FS shall use commercially reasonable efforts to preserve each of FS and the Trimaran Vehicles’ rights pursuant to Section 3.04 of this Agreement.

1.6.	Section 7.02(d) of the Agreement shall be amended in its entirety to read as follows:

(d)
Promptly following the end of the Election Period, the Company shall notify each electing Member of the amount of Newly Issued Securities or Other Securities (as the case may be) for which it has exercised its rights under this Section 7.02, each such Member shall make a Capital Contribution to the Company in an amount equal to the purchase price for such Newly Issued Securities or Other Securities (as the case may be), and the Managing Member shall apply such Capital Contributions to the purchase by the Company of such Newly Issued Securities or Other Securities (as the case may be). The Managing Member, in its reasonable discretion, shall determine whether the Newly Issued Securities or Other Securities (as the case may be) shall be held by such Member or by the Company and, if by the Company, the number and class of new membership interests in the Company to be issued in respect of any Capital Contributions by such Member for such Newly Issued Securities or Other Securities (as the case may be) and the terms and conditions applicable to such membership interests. The Managing Member shall amend Schedule B to reflect the purchase of any such membership interests. Alternatively, in the event the Managing Member determines that such Member shall hold such Newly Issued Securities or Other Securities (as the case may be) directly rather than through its membership interest in the Company, such Member hereby agrees that it shall, upon the Managing Member's request, (i) enter into a shareholders agreement with the Managing Member (or its designee) in respect of such Newly Issued Securities or Other Securities (as the case may be) containing substantially the same terms and conditions set forth in Section 5.01(f) and Articles VII, VIII, and XIII hereof, and providing that the right to vote such Newly Issued Securities or Other Securities (as the case may be) shall remain with the Company, or, if the Company has been dissolved, shall lie with the Managing Member, until such time as the Managing Member (or its Affiliates) no longer Control, directly or indirectly, CAC, and (ii) become a party to the Stockholders Agreement (or a similar agreement containing registration rights); provided, in each case that acquiring such securities directly and entering into such stockholders agreement does not violate any of the provisions of the underlying agreements governing such Newly Issued Securities or Other Securities.

2.   Reference to and Effect upon the Agreement.  Except as specifically set forth above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not constitute an amendment of any provision of the Agreement, except as specifically set forth herein.

3.  Headings.  The section headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Amendment.

4.   Counterparts; Effectiveness.  This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

THE COMPANY

TRIMARAN POLLO PARTNERS, L.L.C.

By: TRIMARAN CAPITAL, L.L.C., as Managing Member By: Trimaran Fund Management, L.L.C., its investment manager

By:	/s/ Dean C. Kehler
Name: Dean C. Kehler
Title: Managing Member

MANAGING MEMBER

TRIMARAN CAPITAL, L.L.C.

By: Trimaran Fund Management,L.L.C., its investment manager

By:	/s/ Dean C. Kehler
Name: Dean C. Kehler
Title: Managing Member

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

OTHER MEMBERS

TRIMARAN FUND II, L.L.C

By: Trimaran Fund Management,L.L.C., its investment manager

By:	/s/ Dean C. Kehler
Name: Dean C. Kehler
Title: Managing Member

TRIMARAN PARALLEL FUND II, L.P

By: Trimaran Fund Management,L.L.C., its investment manager

By:	/s/ Dean C. Kehler
Name: Dean C. Kehler
Title: Managing Member

CIBC EMPLOYEE PRIVATE EQUITY FUND (TRIMARAN) PARTNERS

By: Trimaran Fund Management,L.L.C., its investment manager

By:	/s/ Dean C. Kehler
Name: Dean C. Kehler
Title: Managing Member

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

CIBC CAPITAL CORPORATION

By: Trimaran Fund Management,L.L.C., its investment manager

By:	/s/ Dean C. Kehler
Name: Dean C. Kehler
Title: Managing Member

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

ASP EPL L.L.C.

By:	/s/ Glenn Kaufman
Name: Glenn Kaufman
Title:

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

CONTINENTAL CASUALTY COMPANY

By:	/s/ Dennis R. Hemme
Name: Dennis R. Hemme
Title: Senior Vice President and Treasurer

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

MULTI-STRATEGY HOLDINGS, L.P.

By: Multi-Strategy Holdings Offshore Advisors, Inc., its General Partner

By:	/s/ Jennifer Barbetta
Name: Jennifer Barbetta
Title: Authorized Signatory

VF III HOLDINGS, L.P.

By: VF III Holdings Offshore Advisors, Inc., its General Partner

By:	/s/ Jennifer Barbetta
Name: Jennifer Barbetta
Title: Authorized Signatory

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

ZG INVESTMENTS III LTD.

By:	/s/ Michael R. Deevy
Name: Michael R. Deevy
Title: Director

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

BRODY 2005 LLC

By:	/s/ Howard Kaye
Name: Howard Kaye
Title: Managing Director

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

FEA III L.P.

By:	/s/ Linda Kao
Name: Linda Kao
Title:

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

EPL CORPORATION

By:	/s/ Michael Scharf
Name: Michael Scharf
Title: President

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

FS EQUITY PARTNERS V, L.P.

By: FS Capital Partners V, LLC, its General Partner

By:	/s/ John M. Roth
Name: John M. Roth
Title: Managing Member

FS AFFILIATES V, L.P.

By: FS Capital Partners V, LLC, its General Partner

By:	/s/ John M. Roth
Name: John M. Roth
Title: Managing Member

/s/ Peter Starrett
PETER STARRETT

[ Amendment No. 1 to Second Amended and Restated Limited Liability Company
Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

SCHEDULE A
NAMES AND ADDRESSES OF MEMBERS

Name	Address
ASP EPL L.L.C.	c/o American Securities Capital Partners, L.P. 666 Third Avenue, 29th Floor New York, New York 10017 Attention: Glenn Kaufman Telephone: 212-476-8000 Fax: 212-697-5524
Continental Casualty Company	Mike Hass CNA 333 South Wabash Avenue, 23 South Chicago, Illinois 60604 Attention: Michael Hass Telephone: 312-822-6592
Multi-Strategy Holdings, L.P.	Multi-Strategy Holdings, L.P. 32 Old Slip, 37th Floor New York, New York 10005 Attn: Kane Brennan Telephone: 212-855-9851 Fax: 212-493-0187
VF III Holdings, L.P.	VF III Holdings, L.P. 32 Old Slip, 37th Floor New York, New York 10005 Attn: Kane Brennan Telephone: 212-855-9851 Fax: 212-493-0187
Trimaran Capital, L.L.C.	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704

Schedule A-1

Trimaran Fund II, L.L.C.	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704
Trimaran Parallel Fund II, L.P.	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704
CIBC Employee Private Equity Fund (Trimaran) Partners	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704
CIBC Capital Corporation	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704
Brody 2005 LLC	c/o Hub International 1065 Avenue of the Americas New York, New York 10018 Attention: Howard Kaye Telephone: 212-338-2263 Fax: 212-354-0894
FEA III L.P.	c/o Rockdale Capital 650 Liberty Avenue Union, NJ 07083 Attention: Linda Kao Telephone: 908-688-4815

Schedule A-2

EPL Corporation	c/o Niagara Corporation 667 Madison Avenue 11th Floor New York, New York 10021 Attention: Michael Scharf Telephone: 212-317-1000 Fax: 212-317-1001
ZG Investments III Ltd.
Courier Address
Wellesley House,
90 Pitt’s Bay Road,
Pembroke HM 08,
BERMUDA

Mailing Address
P.O. Box HM 2268,
Hamilton HM JX,
BERMUDA
Telephone: 1-441-294-2400
Fax: 1-441-294-2401
Attention: Mike Deevy

With a copy to:

Centre Group Holdings (US) Limited
105 East 17th Street
New York, NY 10003
Attention: General Counsel
Tel: 212-859-2714
Fax: 212-859-2790

FS Equity Partners V, L.P. FS Affiliates V, L.P.
FS Equity Partners V, L.P.
FS Affiliates V, L.P.
11100 Santa Monica Boulevard
Suite 1900
Los Angeles, CA  90025
Tel:  310-444-1822
Fax:  310-444-1870

With a copy to:

Bingham McCutchen, LLP
355 South Grand Avenue, Suite 4400

Schedule A-3

Los Angeles, CA 90071-3106 Attention: Richard J. Welch Tel: 213-680-6400 Fax: 213-680-6499
Peter Starrett	1100 Santa Monica Boulevard Suite 1900 Los Angeles, CA 90025 Tel: 310-444-1822 Fax: 310-444-1870

Schedule A-4

SCHEDULE C
INVESTOR MEMBERS

Name	Address
ASP EPL L.L.C.	c/o American Securities Capital Partners, L.P. 666 Third Avenue, 29th Floor New York, New York 10017 Attention: Glenn Kaufman Telephone: 212-476-8000 Fax: 212-697-5524

Continental Casualty Company	Mike Hass CNA 333 South Wabash Avenue, 23 South Chicago, Illinois 60604 Attention: Michael Hass Telephone: 312-822-6592

Multi-Strategy Holdings, L.P.	Multi-Strategy Holdings, L.P. 32 Old Slip, 37th Floor New York, New York 10005 Attn: Kane Brennan Telephone: 212-855-9851 Fax: 212-493-0187

VF III Holdings, L.P.	VF III Holdings, L.P. 32 Old Slip, 37th Floor New York, New York 10005 Attn: Kane Brennan Telephone: 212-855-9851 Fax: 212-493-0187

Brody 2005 LLC	c/o Hub International 1065 Avenue of the Americas New York, New York 10018 Attention: Howard Kaye Telephone: 212-338-2263 Fax: 212-354-0894

Schedule C-1

FEA III L.P.	c/o Rockdale Capital 650 Liberty Avenue Union, NJ 07083 Attention: Linda Kao Telephone: 908-688-4815

EPL Corporation	c/o Niagara Corporation 667 Madison Avenue 11th Floor New York, New York 10021 Attention: Michael Scharf Telephone: 212-317-1000 Fax: 212-317-1001

ZG Investments III Ltd.
Courier Address
Wellesley House,
90 Pitt’s Bay Road,
Pembroke HM 08,
BERMUDA

Mailing Address
P.O. Box HM 2268,
Hamilton HM JX,
BERMUDA

Telephone: 1-441-294-2400
Fax: 1-441-294-2401
Attention: Mike Deevy

With a copy to:

Centre Group Holdings (US) Limited
105 East 17th Street
New York, NY 10003
Attention: General Counsel
Tel: 212-859-2714
Fax: 212-859-2790

FS Equity Partners V, L.P. FS Affiliates V, L.P.	FS Equity Partners V, L.P. FS Affiliates V, L.P. 1100 Santa Monica Boulevard Suite 1900 Los Angeles, CA 90025 Tel: 310-444-1822 Fax: 310-444-1870

Schedule C-2

With a copy to: Bingham McCutchen, LLP 355 South Grand Avenue, Suite 4400 Los Angeles, CA 90071-3106 Attention: Richard J. Welch Tel: 213-680-6400 Fax: 213-680-6499
Schedule-C-3